------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 28, 1999


               Prudential Securities Secured Financing Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




         Delaware                       333-75489              13-3526694
----------------------------           -----------          ----------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

   One New York Plaza
   New York, New York                                    10292
  ---------------------                                ----------
  (Address of Principal                                (Zip Code)
      Executive Offices)

         Registrant's telephone number, including area code:  (212) 778-1000

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

         Prudential Securities Secured Financing Corporation registered issuances of up to $1,500,000,000 principal amount of Mortgage-Back Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-75489) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ABFS Mortgage Loan Trust 1999-3 (the "Trust") issued approximately $218,900,000 in aggregate principal amount of its Mortgage-Backed Notes (the "Notes"), on September 28, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were field as Exhibits to the Registration Statement.

         The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of September 1, 1999, between ABFS Mortgage Loan Trust 1999-3 (the "Trust") and The Chase Manhattan Bank, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes consist of two classes of senior notes, the Class A-1 Notes (the "Class A-1 Notes") and the Class A-2 Notes (the "Class A-2 Notes", and, collectively with the Class A-1 Notes, the "Class A Notes") and two classes of Trust Certificates (the "Trust Certificates").
Only the Class A Notes were offered.

         The assets of the Trust consist primarily of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business purpose loans and consumer purpose residential home equity or commercial loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

         Interest payments on the Class A Notes are based on the Notes Principal Balance thereof and the then applicable Interest Rate thereof. The Interest Rate for the Class A-1 Notes is 7.49% per annum. The Interest Rate for the Class A-2 Notes is variable.

         The Class A-1 Notes and the Class A-2 Notes have original Note Principal Balances of $186,065,000 and $32,835,000 respectively.

         As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated June 23, 1999 and the Prospect Supplement dated September 17, 1999 filed pursuant to Rule 424(b) (5) of the Act on September 28, 1999.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         1.1 Underwriting Agreement, date August 31, 1999, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

         1.2 Indemnification Agreement, dated as of September 17, 1999, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp., ABFS 1999-3, Inc., and Financial Security Assurance Inc.

         4.1 Indenture, dated as of September 1, 1999, between ABFS Mortgage Loan Trust 1999-3 and The Chase Manhattan Bank, as indenture trustee.

         4.2 Unaffiliated Seller's Agreement, dated as of September 1, 1999, among American Business Credit, Inc., Home American Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 1999-3, Inc.

         4.3 Sale and Servicing Agreement, dated as of September 1, 1999, among Prudential Securities Secured Financing Corporation, American Business Credit, Inc., ABFS Mortgage Loan Trust 1999-3, Chase Bank of Texas, N.A., and The Chase Manhattan Bank.

         8.1 Opinion of Brown & Wood LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

         10.1     Financial Guaranty Insurance Policy, dated September 28, 1999.

         23.1 Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.

                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRUDENTIAL SECURITIES SECURED
                                        FINANCING CORPORATION



                                        By:  /s/ Evan Mitnick
                                             -------------------
                                             Name: Evan Mitnick
                                             Title:  Vice President



Dated:

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                           Description
-----------                           -----------


     1.1 Underwriting Agreement, dated August 31, 1999, between Prudential Securities Secured Financing Corporation and Prudential Securities Incorporated.

     1.2 Indemnification Agreement, dated as of September 17, 1999, among Prudential Securities Secured Financing Corporation, Prudential Securities Incorporated, American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp., ABFS 1999-3, Inc., and Financial Security Assurance Inc.

     4.1 Indenture, dated as of September 1, 1999, between ABFS Mortgage Loan Trust 1999-3 and The Chase Manhattan Bank, as indenture trustee.

     4.2 Unaffiliated Seller's Agreement, dated as of September 1, 1999, among American Business Credit, Inc., Home American Credit, Inc. d/b/a Upland Mortgage, New Jersey Mortgage and Investment Corp., Prudential Securities Secured Financing Corporation, and ABFS 1999-3, Inc.

     4.3 Sale and Servicing Agreement, dated as of September 1, 1999, among Prudential Securities Secured Financing Corporation, American Business Credit, Inc., ABFS Mortgage Loan Trust 1999-3, Chase Bank of Texas, N.A., and The Chase Manhattan Bank.

     8.2 Opinion of Brown & Wood LLP, Counsel to Prudential Securities Secured Corporation regarding certain tax matters.

     10.1             Financial Guaranty Insurance Policy, dated September 28,
                      1999.

     23.1 Consent of PricewaterhouseCoopers, L.L.P. regarding financial statements of the Financial Security Assurance Inc. and their report.